Exhibit 99.1

Form 4 Joint Filer Information

Name:                                                  Frazier Healthcare V, LP

Address:                                               601 Union Street, Suite 3200

                                                            Seattle, WA  98101

Designated Filer:                                   FHM IV, LP

Issuer & Ticker Symbol:                       Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:       June 27, 2007

                        Frazier Healthcare V, LP

                        By: FHM V, LP, its General Partner

                        By: FHM V, LLC, its General Partner

                        By:       /s/ Thomas S. Hodge

                                    Thomas S. Hodge,

                                    Chief Operating Officer

Name:                                                  FHM V, LP

Address:                                               601 Union Street, Suite 3200

                                                            Seattle, WA  98101

Designated Filer:                                   FHM IV, LP

Issuer & Ticker Symbol:                       Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:       June 27, 2007

                        FHM V, LP

                        By: FHM V, LLC, its General Partner

                        By:       /s/ Thomas S. Hodge

                                    Thomas S. Hodge,

                                    Chief Operating Officer

Name:                                                  FHM V, LLC

Address:                                               601 Union Street, Suite 3200

                                                            Seattle, WA  98101

Designated Filer:                                   FHM IV, LP

Issuer & Ticker Symbol:                       Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:       June 27, 2007

                        FHM V, LLC

                        By:       /s/ Thomas S. Hodge

                                    Thomas S. Hodge,

                                    Chief Operating Officer

Name:                                                  Frazier Healthcare IV, LP

Address:                                               601 Union Street, Suite 3200, Seattle, WA  98101

Designated Filer:                                   FHM IV, LP

Issuer & Ticker Symbol:                       Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:       June 27, 2007

                        Frazier Healthcare IV, LP

                        By: FHM IV, LP, its General Partner

                        By: FHM IV, LLC, its General Partner

                        By:       /s/ Thomas S. Hodge

                                    Thomas S. Hodge, Chief Operating Officer

Name:                                                  Frazier Affiliates IV, LP

Address:                                               601 Union Street, Suite 3200, Seattle, WA  98101

Designated Filer:                                   FHM IV, LP

Issuer & Ticker Symbol:                       Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:       June 27, 2007

                        Frazier Affiliates IV, LP

                        By: FHM IV, LP, its General Partner

                        By: FHM IV, LLC, its General Partner

                        By:       /s/ Thomas S. Hodge

                                    Thomas S. Hodge, Chief Operating Officer